EXHIBIT 10.30

WAIVER AND CONSENT LETTER

As of May 2, 2007

Jabil Circuit Financial II, Inc.

300 Delaware Avenue

Suite 12119

Wilmington, Delaware 19801

Jabil Circuit, Inc.

10560 Martin Luther King, Jr. Street North

St. Petersburg, FL 33716

Re: Receivables Purchase Agreement

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Receivables Purchase Agreement (as amended, restated or otherwise modified from time to time, the “Purchase Agreement”) dated as of February 25, 2004 among Jabil Circuit Financial II, Inc., as seller (the “Seller”), Jabil Circuit, Inc. (“Jabil”), as servicer, Jupiter Securitization Company LLC (formerly Jupiter Securitization Corporation) (“Jupiter”), certain entities party thereto as “Financial Institutions” (together with Jupiter, the “Purchasers”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”) for the Purchasers, and (ii) that certain Receivables Sale Agreement (as amended, restated or otherwise modified from time to time, the “Receivables Sale Agreement”) dated as of February 25, 2004 among Jabil Circuit, Inc., Jabil Circuit of Texas, L.P., Jabil Global Services, Inc. and Jabil Defense and Aerospace Services, LLC, as originators (the “Originators”), and the Seller, as buyer. Capitalized terms that are used herein and not otherwise defined herein shall have the respective meanings assigned thereto under the Purchase Agreement.

SECTION 1. Waivers. (a) The Seller has requested that the Agent (at the direction or with the consent of the Required Financial Institutions) and Jupiter waive, subject to the provisions hereof, solely for the period commencing on the date hereof through the earlier of (x) August 1, 2007 and (y) the date that is 45 days after Jabil receives a notice of default under the Indenture dated as of July 21, 2003 (the “Indenture”), between Jabil and The Bank of New York, as Trustee, by registered or certified mail from the trustee or by the holders of 25% of the principal amount of the securities outstanding thereunder (the “August Waiver Termination Date”), the requirements of Sections 7.1(a) (ii) and (iii) of the Purchase Agreement with respect to the fiscal quarters ending November 30, 2006, February 28, 2007 and May 31, 2007. The Originators have requested that the Seller, the Agent and the Required Financial Institutions waive, subject to the provisions hereof, solely for the period commencing on the date hereof through the August Waiver Termination Date, Sections 4.1(a) (ii) and (iii) of the Receivables Sale Agreement with respect to the fiscal quarters ending November 30, 2006, February 28, 2007 and May 31, 2007.

(b) The Seller has requested that the Agent (at the direction or with the consent of the Required Financial Institutions) and Jupiter waive, subject to the provisions hereof, solely for the period commencing on the date hereof through the earlier of (x) July 2, 2007 and (y) the date that is 45 days after Jabil receives a notice of default under the Indenture by registered or certified mail from the trustee or by the holders of 25% of the principal amount of the securities outstanding thereunder (the “July Waiver Termination Date”), the requirements of Sections 7.1(a) (i) and (iii) of the Purchase Agreement with respect to the fiscal year ending August 31, 2006. The Originators have requested that the Seller, the Agent and the Required Financial Institutions waive, subject to the provisions hereof, solely for the period commencing on the date hereof through the July Waiver Termination Date, Sections 4.1(a) (i) and (iii) of the Receivables Sale Agreement with respect to the fiscal year ending August 31, 2006.

(c) The Seller has further requested that the Agent (at the direction or with the consent of the Required Financial Institutions) and Jupiter waive, subject to the provisions hereof, solely for the period commencing on December 14, 2006 through the August Waiver Termination Date, (i) any Amortization Event under Section 9.1(c) of the Purchase Agreement resulting from the failure of Jabil to comply with Sections 7.4 (reporting requirements) and 10.11(1) (requirement to deliver an annual compliance certificate) of the Indenture, in each case only with respect to the fiscal year ended August 31, 2006 and the fiscal quarters ending November 30, 2006, February 28, 2007 and May 31, 2007, (ii) the requirements of Section 7.1(b)(i) and (iv) of the Purchase Agreement as they relate to the giving of notice of the matters described herein and (iii) any Amortization Event under Section 9.1(c) of the Purchase Agreement resulting solely from noncompliance with the requirements of any similar notice provisions of (w) the Bridge Credit Agreement dated as of December 21, 2006 (the “Bridge Credit Agreement”) among Jabil, the lenders parties thereto and Citicorp North America, Inc, as administrative agent, (x) the Indenture, (y) the Five Year Credit Agreement and (z) the Receivables Sale Agreement. The Originators have further requested that the Seller, the Agent and the Required Financial Institutions waive, subject to the provisions hereof, solely for the period commencing on December 14, 2006 through the August Waiver Termination Date, (i) any Termination Event under Section 6.1(c) of the Receivables Sale Agreement resulting from the failure of Jabil to comply with Sections 7.4 (reporting requirements) and 10.11(1) (requirement to deliver an annual compliance certificate) of the Indenture, (ii) the requirements of Section 4.1(b)(i) and (iii) of the Receivables Sale Agreement as they relate to the giving of notice of the matters described herein and (iii) any Termination Event under Section 6.1(c) of the Receivables Sale Agreement resulting solely from noncompliance with the requirements of any similar notice provisions of (w) the Bridge Credit Agreement, (x) the Indenture, (y) the Five Year Credit Agreement and (z) the Purchase Agreement.

(d) The Agent, Jupiter, the Seller, and the Required Financial Institutions hereby agree to the respective waivers requested of them; provided that if (x) the Seller, the Servicer and the Originators shall not have delivered the information required to be delivered pursuant to Sections 7.1(a)(i) and (iii) of the Purchase Agreement and Sections 4.1(a)(i) and (iii)

of the Receivables Sale Agreement with respect to the fiscal year ended August 31, 2006 on or prior to the July Waiver Termination Date, (y) the Seller, the Servicer and the Originators shall not have delivered the information required to be delivered pursuant to Sections 7.1(a) (ii) and (iii) of the Purchase Agreement and Sections 4.1(a) (ii) and (iii) of the Receivables Sale Agreement with respect to the fiscal quarters ending November 30, 2006, February 28, 2007 and May 31, 2007, on or prior to the August Waiver Termination Date or (z) Jabil’s failure to comply with Sections 7.4 or 10.11(1) of the Indenture at any time before, on or after the July Waiver Termination Date or the August Waiver Termination Date causes the debt under the Indenture to become due prior to its stated maturity, then (i) the waiver contained herein shall terminate without any further action by the Agent, Jupiter, the Seller, or the Required Financial Institutions, (ii) such event shall immediately constitute an Amortization Event under Section 9.1(a) or 9.1(c) of the Purchase Agreement, as applicable, and a Termination Event under Sections 6.1(a) or 6.1(c) of the Receivables Sale Agreement, as applicable, and (iii) the Agent and the Purchasers shall have all of the rights and remedies afforded to them under the Purchase Agreement and the other Transaction Documents with respect to any such Amortization Event or Termination Event, as thought no waiver had been granted by them hereunder.

(e) The Purchasers, the Agent and the Seller hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events or Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of the Purchasers or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 2. Consent to Five Year Credit Agreement Amendment. Each of the Agent and each Financial Institution hereby consents to the amendment to the Five Year Credit Agreement set forth in Section 1 of the Letter Amendment and Waiver dated as of May 2, 2007 and attached hereto as Exhibit A.

SECTION 3. Condition Precedent. This letter agreement shall become effective as of the date first above written, upon receipt by the Agent of (i) four (4) copies of this Amendment duly executed by each of the Seller, the Servicer, the Originators, the Required Financial Institutions, and the Agent and (ii) a waiver and amendment fee in the amount of $[48,750] in immediately available funds.

SECTION 4. Counterparts. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 5. Successors and Assigns. This letter agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 6. Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS

OF THE STATE OF ILLINOIS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS).

If the foregoing agreements evidence your understanding and agreement, please acknowledge by executing this letter in the space provided below.

Very truly yours,

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent and as the sole Financial Institution

By	/s/ Maureen Marcon
Maureen Marcon
Vice President

JUPITER SECURITIZATION COMPANY LLC

By	JPMorgan Chase Bank, N.A., its attorney-in-fact

By	/s/ Maureen Marcon
Maureen Marcon
Vice President

Acknowledged and Agreed:

JABIL CIRCUIT FINANCIAL II, INC.

By	/s/ Stephen Kerr
Name:	Stephen Kerr
Title:	President

JABIL CIRCUIT, INC.

By	/s/ Sergio Cadavid
Name:	Sergio Cadavid
Title:	Treasurer

Signature Page to Waiver Letter

JABIL CIRCUIT OF TEXAS, L.P.,

By	/s/ Sergio Cadavid
Name:	Sergio Cadavid
Title:	Officer

JABIL GLOBAL SERVICES, INC.

By	/s/ Sergio Cadavid
Name:	Sergio Cadavid
Title:	Officer

JABIL DEFENSE AND AEROSPACE SERVICES, LLC

By	/s/ Steve Borges
Name:	Steve Borges
Title:	President

Signature Page to Waiver Letter

EXHIBIT A TO WAIVER AND CONSENT LETTER

FIVE YEAR CREDIT AGREEMENT LETTER AMENDMENT AND WAIVER

(Attached.)